Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Hess Midstream Partners LP (the “Partnership”) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John B. Hess, Chief Executive Officer of Hess Midstream Partners GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 12, 2018	By	/s/ John B. Hess
John B. Hess
Chairman of the Board of Directors and Chief Executive Officer
Hess Midstream Partners GP LP, its General Partner
HESS MIDSTREAM PARTNERS GP LLC, its General Partner